                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant     [x]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[  ]     Preliminary Proxy Statement
[  ]     Confidential, for Use of the Commission Only
          (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[  ]     Definitive Additional Materials
[  ]     Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                            GREATER COMMUNITY BANCORP
...............................................................................
                  (Name of Registrant as Specified In Its Charter)

n.a ..........................................................................
       (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X ]     No Fee Required
[   ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
         1)   Title of each class of securities to which transaction applies: ..
         2)   Aggregate number of securities to which transaction applies:  ....
         3) Per unit price or other underlying value of transaction pursuant to Exchange Act Rule 0-11: (Set forth the amount on which the filing fee is calculated and state how it was determined):  ...............................................
         4)   Proposed maximum aggregate value of transaction:  ...............
         5)   Total fee paid: .................................................

[  ]     Fee paid previously with preliminary materials.
[  ]     Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)  Amount previously paid:  .........................................
         2)  Form, Schedule or Registration Statement No.:   ..................
         3)  Filing Party:  ...................................................
         4)  Date Filed:    ...................................................

                            GREATER COMMUNITY BANCORP
                               55 Union Boulevard
                            Totowa, New Jersey 07512

-------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
-------------------------------------------------------------------------------


TIME..................         4:00 p.m. on Tuesday, April 16, 2002


PLACE.................         55 Union Boulevard
                               Totowa, New Jersey 07512


ITEMS OF BUSINESS.......       1.       To elect members of the Board of
                                        Directors, whose terms are described
                                        in the Proxy Statement.

                               2.       To transact such other business
                                        as may properly come before the
                                        Meeting and any adjournment thereof.


RECORD DATE...............     Holders of Common Shares of record at the close
                               of business on March 1, 2002 are entitled to vote at the Meeting.


ANNUAL REPORT..............    The Company's 2001 Annual Report, which is not
                               a part of the proxy soliciting material, is enclosed.


PROXYVOTING.................   It  is  important   that  your  Shares  be
                               represented and voted at the Meeting. You can vote your Shares by marking, signing, dating and returning the enclosed proxy card in the postage-paid envelope furnished for that purpose.
                               The enclosed proxy is solicited by the Company's
                               Board of Directors, which requests that you promptly complete and mail the proxy card so that a quorum will be established for the Meeting without further expense to the Company.
                               Any proxy may be revoked in the manner described in the accompanying Proxy Statement at any time prior to its exercise at the Meeting.
                               Stockholders are cordially invited to attend the Meeting in person. If you attend the Annual
                               Meeting and vote in person, the enclosed Proxy
                               Card will not be used.

                                             By order of the Board of Directors,
                                               Jeannette Chardavoyne, Secretary
Totowa, New Jersey
March 15, 2002

-----------------------------------------------------------------------------

                                TABLE OF CONTENTS

-----------------------------------------------------------------------------

                                                                    Page

PROXY STATEMENT ..................................................... 1
     Purpose of the Annual Meeting................................... 1
     Proxies......................................................... 1
     Stockholders Entitled to Vote................................... 2
     Required Vote .................................................. 2
     Principal Stockholders.......................................... 2
     Multiple Copies of Annual Report ............................... 2
     Cost of Proxy Solicitation...................................... 3
     Stockholder Account Maintenance ................................ 3

GOVERNANCE OF THE COMPANY............................................ 3
     Committees of the Board of Directors............................ 3
     Report of the Audit Committee .................................. 4
     Compensation of Directors ...................................... 6
     Certain Relationships and Related Transactions ................. 8
     Share Ownership of Management and Directors .................... 9
     Section 16(a) Beneficial Ownership Reporting Compliance ........ 10
     Relationship with Independent Public Accountants ............... 11
     Stockholder Proposals .......................................... 11

ITEM 1 - ELECTION OF DIRECTORS ...................................... 11
     Nominees for Terms Expiring in 2005 ............................ 12
     Directors Whose Terms Will Expire in 2003 ...................... 13
     Directors Whose Terms Will Expire in 2004 ...................... 13
     Executive Officers ............................................. 14

Executive Compensation and Other Benefits............................ 14
     Summary Compensation Table ......................................14
     Executive Committee of Board of Directors,
      Report on Executive Compensation .............................. 15

Performance Graph ................................................... 17
     Aggregated Option Exercises and Year-end Option Values ......... 18
     Supplemental Executive Retirement Plans......................... 18
     Certain Agreements ............................................. 19

                            GREATER COMMUNITY BANCORP
                               55 Union Boulevard
                            Totowa, New Jersey 07512
                                  973-942-1111

------------------------------------------------------------------------------

             PROXY STATEMENT FOR 2002 ANNUAL MEETING OF STOCKHOLDERS
------------------------------------------------------------------------------

     These proxy materials are furnished in connection with the solicitation by the Board of Directors of Greater Community Bancorp (the "Company"), a New Jersey corporation, of proxies to be voted at the Company's 2002 Annual Meeting of Stockholders (the "Annual Meeting" or "Meeting"), including any adjourned meeting.

     You are cordially invited to attend the Meeting on Tuesday, April 16, 2002 beginning at 4:00 p.m. E.S.T. The Meeting will be held at the Company's headquarters at 55 Union Boulevard, Totowa, New Jersey 07512.

     The Company's 2001 fiscal year began on January 1, 2001 and ended on December 31, 2001. All references in this Proxy Statement to the year 2001 or fiscal 2001 refer to that twelve-month period.

     This  Proxy   Statement  and   accompanying   forms  of  proxy  and  voting
instructions are first being mailed on or about March 15, 2002 to stockholders of record on March 1, 2002 (the "Record Date").

Purpose of the Annual Meeting

     The election of directors is the only matter that will be presented at the Annual Meeting to be considered and voted upon (see "ELECTION OF DIRECTORS" below). At the date this Proxy Statement went to press, the Company did not anticipate that any other matter would be raised at this meeting.

Proxies

     Because many stockholders cannot attend the Meeting in person, it is necessary that a large number be represented by proxy. The proxies solicited by the Board of Directors will be voted in accordance with the directions given therein. If no instructions are indicated on a properly executed proxy, the Shares represented by that proxy will be voted as recommended by the Board of Directors. The proxy confers discretionary authority on the persons named in the proxy to vote with respect to the election of any person as director where the nominee is unable to serve or for good cause will not serve and with respect to matters incident to the conduct of the Annual Meeting. If any other business is presented at the Meeting, including, among other things, consideration of a motion to adjourn the Meeting to another time or place, the persons named as proxies and acting thereunder will have discretion to vote on those matters according to their best judgment to the same extent as the person delivering the proxy would be entitled to vote.

     You may revoke your proxy at any time before it is exercised by writing to the Corporate Secretary, by timely delivery of a properly executed, later-dated proxy, or by voting by ballot at the Meeting. Unless so revoked, the Shares represented by properly executed proxies will be voted at the

Annual Meeting and all adjournments thereof. Your mere presence at the Meeting will not revoke your proxy.

Stockholders Entitled to Vote

     The securities entitled to vote at the Annual Meeting consist of the Company's common stock, $0.50 par value per share ("Common Stock"). Holders of Common Stock at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. On December 31, 2001, 6,708,402 shares of Common Stock ("Shares") were outstanding. Only stockholders of record may vote Shares. If you own Shares through a bank, broker or other holder of record ("nominee"), your nominee should provide you with voting instructions. Please sign and return those instructions promptly to assure that your Shares will be represented at the Meeting. In accordance with New Jersey law, a list of stockholders entitled to vote at the Meeting will be available at the Meeting and will be subject to inspection by any stockholder for reasonable periods during the Meeting.

Required Vote

     The presence, in person or by proxy, of the holders of a majority of the Shares entitled to vote generally for the election of directors is necessary to constitute a quorum at the Meeting. Each Share is entitled to one vote on each matter to come before the Meeting. Abstentions and broker "non-votes" are counted as present and entitled to vote for purposes of determining a quorum. A broker "non-vote" occurs when a nominee holding Shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

     A plurality of the votes duly cast is required for the election of directors (i.e., the nominees receiving the greatest number of votes will be elected). Votes withheld and broker "non-votes" are not counted for purposes of the election of directors.

     The affirmative vote of the holders of a majority of the Shares present in person or represented by proxy and entitled to vote at the Meeting is required to approve any other matters to be acted upon at the Meeting. An abstention is counted as a vote against any such other matters, but a broker "non-vote" is not so counted.

Principal Stockholders

     The Company knows of no individual or group, which beneficially owned more than 5% of the Common Stock on the Record Date, other than John L. Soldoveri, a director of the Company. Details of his beneficial stock ownership and that of other directors and executive officers of the Company, as of December 31, 2001 are set forth below (see "SHARE OWNERSHIP OF MANAGEMENT AND DIRECTORS").

Multiple Copies of Annual Report

     The Company's 2001 Annual Report to Stockholders, including financial statements, has been mailed to stockholders with these proxy materials. If more than one copy of the Annual Report was sent to your address and you wish to reduce the number of reports you receive and save the Company the cost of producing and mailing these reports, we will discontinue the mailing of reports on the accounts you select. At least one account at your address must continue to receive the Annual Report. Mailing of dividends, dividend reinvestment statements, proxy materials and special notices will not be affected by your election to discontinue multiple mailings of the Annual Report. To discontinue or resume the mailing of an Annual Report to an account, write to the Secretary c/o Greater Community Bancorp at P.O. Box 269, 55 Union Boulevard, Totowa, NJ 07511-0269, or call Jeannette Chardavoyne at 973-942-1111, ext. 1033.

     If you own your shares through a nominee and receive more than one of the Company's Annual Reports, contact the nominee to eliminate duplicate mailings.

Cost of Proxy Solicitation

     The Company will bear the costs of soliciting proxies. Proxies may be solicited on the Company's behalf by directors, officers or employees of the Company (without compensation other than their regular compensation) in person or by telephone, facsimile or other electronic means. In accordance with SEC regulations, the Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable expenses incurred in sending proxies and proxy materials to beneficial owners of Common Stock.

Stockholder Account Maintenance

     The Company's transfer agent is First City Transfer Company. All communications concerning accounts of stockholders of record, including address changes, name changes, inquiries as to requirements to transfer shares and similar issues can be handled by writing to First City Transfer Company, P.O. Box 170, Iselin, NJ 08830 Attn: Ms. Kathy Zaleske, or call at 732-906-9227, ext. 14.


-------------------------------------------------------------------------------

                            GOVERNANCE OF THE COMPANY

-------------------------------------------------------------------------------

     Under the New Jersey Business Corporation Act and the Company's Bylaws, the Company's business, property and affairs are managed under the direction of the Board of Directors. Members of the Board are kept informed about the Company's business through discussions with the chairman and officers, by reviewing materials provided to them and by participating in meetings of the Board and its committees.

     The Board meets monthly on a regular basis and may also have special meetings. During fiscal 2001 the full Board held 12 meetings and the committees held a total of 49 meetings. No director attended fewer than 75% of the total number of meetings held during fiscal 2001 of the full Board and committees on which he served.

Committees of the Board of Directors

     During fiscal 2001 the Board of Directors had five ongoing committees: the Executive Committee, the Management Coordinating Committee, the Audit Committee, the Insurance Committee and the Stock Option Committee.

     The Executive Committee is comprised of the Chairman, the Vice-Chairman, the President and three additional members proposed by the Chairman and appointed by the Board. The Executive Committee may exercise the powers of the full Board in the management of the Company's business and affairs, except for major actions such as Bylaw amendments, unless otherwise provided by a resolution of a majority of the whole Board. The Executive Committee met 12 times during 2001.

     The Management Coordinating Committee is comprised of the Vice Chairman, the President and such additional members as are recommended by the Chairman and approved by the Board. This Committee's duties are to coordinate the management and operations of the Company's subsidiaries and to recommend, to the full Board and the Executive Committee, policies relating to the operation of the subsidiaries, with a view to providing uniformity, where appropriate. This Committee met 28 times during 2001.

     The Audit Committee is presently comprised of five members, including at least one director of each of the Company's three subsidiary banks and operates under a written charter adopted and approved by the Board. At least a majority of the members of the Audit Committee are directors of the Company. The Audit Committee's functions and activities during 2001 are described below under the heading "Report of the Audit Committee." The Audit Committee met seven times during 2001.

     The Insurance Committee reviews the Company's insurance needs and approves insurance policies issued to the Company. This committee met once in 2001.

     The Stock Option Committee grants options under, and otherwise administers, the 2001 Employee Stock Option Plan and the 2001 Stock Option Plan for Nonemployee Directors. This Committee also makes recommendations to the Board concerning matters relating to other stock options that may be granted by the Company. Such Committee met once during 2001.

     The Company's directors served as directors of various bank subsidiaries. In that capacity the Board members also served on various committees of the Boards of Directors of the bank subsidiaries and through these committees coordinated the functions of the Company and the banks.

Report of the Audit Committee

     The audit functions of the Audit Committee are focused on three areas:

-    -   the adequacy of the Company's internal controls and financial reporting process and the reliability of the Company's financial statements and other financial information provided by the Company to the public or any governmental body.

     - the independence and performance of the Company's internal auditors and independent auditors.

     -   the Company's compliance with legal and regulatory requirements.

     We meet with management periodically to consider the adequacy of the Company's internal controls and the objectivity of its financial reporting. We discuss these matters with the Company's independent accountants and with appropriate Company financial personnel and internal auditors. We regularly meet privately with both the independent accountants and the internal auditors, each of whom has unrestricted access to the Committee. We also recommend to the Board the appointment of the external independent accountants and review periodically their performance and independence from management. In addition, the Committee reviews the Company's financing plans and reports its recommendations to the full Board for approval and to authorize action.

     Four of the current members of the Committee are "independent" for purposes of the Nasdaq National Market listing standards. The fifth member, John L. Soldoveri, was CEO of the Company through April 1999. The Board of Directors has determined that none of us has a relationship to the Company that may interfere with our independence from the Company and its management.

     Management  has  primary   responsibility   for  the  Company's   financial
statements and the overall reporting process, including the Company's system of internal controls.

     The Company's independent accountants audit the annual financial statements prepared by management, express an opinion as to whether those financial statements fairly present the Company's financial position, results of operations and cash flows in conformity with accounting principles generally accepted in the United States of America and discuss with us any issues they believe should be raised with us.

     This year, we reviewed the Company's audited financial statements for the year ended December 31, 2001 and we met with both management and Grant Thornton LLP, the Company's external independent accountants, to discuss those financial statements. Management has represented to us that the financial statements were prepared in accordance with accounting principles generally accepted in the United States of America.

     We have received from and discussed with Grant Thornton LLP the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). These items relate to that firm's independence from the Company. We also discussed with Grant Thornton LLP any matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

Audit Fees and Related Matters

     Audit Fees: The Company was billed $83,800 for the audits of the Company's annual financial statements and Greater Community Financial, LLC, for the year ended December 31, 2001 and for the quarterly review of the financial statements included in the Company's Quarterly Reports on Form 10-Q filed during 2001.

     Financial Information Systems Design Implementation Fees: The Company was billed $-0- for professional services described in paragraph (c)(4)(ii) of Rule 2-01 of the SEC's Regulation S-X (in general, information technology services rendered by the Company's principal accountant during fiscal 2001).

     All Other Fees: The Company was billed $54,328 for nonaudit services (other
than  the  nonaudit   services   described  above)  rendered  by  the  Company's
independent accountant during fiscal 2001.

     All Other Matters: The Audit Committee of the Board of Directors has considered whether the provision of information technology services and other nonaudit services is compatible with maintaining the independence of the Company's principal accountant.

     Based on these reviews and discussions, we recommended to the Board that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for fiscal 2001.

      M.A. Bramante, Chairman      John L. Soldoveri               Egon Fromm
      Charles J. Volpe             Alfred R. Urbano

Compensation of Directors

     The Company compensates its nonemployee directors through a combination of cash fees, periodic grants of stock options and a non-qualified retirement plan (see "Directors' Retirement Plan" below). Nonemployee directors may elect to defer payment of their cash fees pursuant to a deferral (see "Directors' Deferred Compensation Plan" below). Nonemployee directors are also compensated for attending meetings of the respective Boards of the subsidiary banks of which they are directors and committees of the bank boards.

     During fiscal 2001 the Company's nonemployee directors were compensated for services rendered in that capacity at the rate of $500 per full board meeting attended and $200 for each committee meeting attended. In addition, each nonemployee director was paid a stipend of $2,000 at the beginning of 2001. The Company paid a total of $75,600 to its nonemployee directors for 2001 in those capacities. Fees for 2002 have been approved at $600 per full board meeting attended and $300 for each Executive Committee meeting attended and $200 for each other committee. In addition, each nonemployee director was paid a stipend of $4,000 in January 2002.

     During 2001 Greater Community Bank (formerly Great Falls Bank) nonemployee directors were compensated $500 for each meeting of the Bank Board attended and $200 for each committee meeting attended, as well as an annual stipend of $2,000. As Chairman, John L. Soldoveri received an additional stipend of $1,000 per month. The Audit Committee Chairman received an additional stipend of $200 per month. Greater Community Bank paid a total of $155,200 in directors fees during 2001 to all nonemployee directors of Greater Community Bank for acting in those capacities, of which $78,200 was paid to those Bank directors who are also nonemployee directors of the Company. Fees for 2002 have been approved at $600 per full board meeting attended and $300 for each Loan Committee meeting attended and $200 for each other committee. In addition, each nonemployee director was paid a stipend of $2,000 in January 2002.

     During 2001 Bergen Commercial Bank's nonemployee directors were compensated $500 for each Board meeting attended. Such bank directors were also compensated $200 for each committee meeting attended and an annual stipend of $2,000. As Chairman, Anthony M. Bruno, Jr. received an additional stipend of $1,250 per month. Bergen Commercial paid a total of $96,600 in directors fees during 2001 to all of its nonemployee directors for acting in those capacities, of which $50,900 was paid to those Bank directors who are also nonemployee directors of the Company. Fees for 2002 have been approved at $600 per full board meeting attended and $300 for each Loan Committee meeting attended and $200 for each other committee. In addition, each nonemployee director was paid a stipend of $2,000 in January 2002.

     No fees were paid during fiscal 2001 to the directors of the Company's third bank subsidiary, Rock Community Bank. Fees for 2002 will be $200 per board meeting attended.

Directors' Retirement Plan

     During 1999 the Company established a noncontributory non-qualified retirement plan for nonemployee directors of the Company, Greater Community Bank (formerly Great Falls Bank) and Bergen Commercial Bank ("Directors' Retirement Plan"). The Directors' Retirement Plan is designed to provide a benefit to those nonemployee directors who, at retirement age, will have a minimum of 15 years of service on their respective Board(s) of which at least five years occur after establishment of the Directors' Retirement Plan. Each participant's Retirement Benefit is 75% of his projected annual board fees earned in the year prior to his normal retirement date (the later of age 65 or five years of plan participation), using actual 1997 fees earned plus assumed increases in such fees based upon annual compounding at the rate of 5%, subject to a maximum amount specified in each participating director's Joinder Agreement. In the event of the director's disability prior to attaining his benefit eligibility date, the director may request that the Board permit him to receive an immediate disability benefit equal to the annualized value of the director's accrued benefit and payable monthly over a 10-year period. In the event of a director's death prior to attainment of his benefit eligibility date, the director's beneficiary is entitled to a monthly survivor benefit payable for a 10-year period. If the director's services are terminated following a "change-in-control" (as defined), the director is entitled to receive his full retirement benefit, commencing 30 days after such termination.

     All nonemployee directors of the Company except for John L. Soldoveri and David Waldman are participants in the Directors' Retirement Plan. If the participating directors continue to serve as directors and retire at their benefit eligibility dates (the later of 65 or five years of plan participation), the estimated annual pensions payable to them under the plan would be as follows: Dr. Bramante, $12,421; Mr. Bruno, $67,858; Mr. Ferguson, $11,693; Mr. Lobosco, $13,150; Mr. Volpe, $23,099; and Mr. Urbano, $15,085. These amounts are payable in monthly installments over a period of ten years. Other actuarially equivalent forms of payment are optionally permitted.

Directors' Deferred Compensation Plan

     Effective January 1, 1999 the Company also established a deferred compensation plan for nonemployee directors of the Company, Greater Community Bank (formerly Great Falls Bank) and Bergen Commercial Bank ("Deferred Compensation Plan"). A participating director may defer payment of a specified amount up to 100% of his monthly board fees and/or stipend (as a director of both the Company and a subsidiary bank) using board fees actually earned during 1997. Amounts deferred earn interest at the rate of 10% per annum. At retirement, the benefit under the Deferred Compensation Plan is payable in the form of a monthly annuity for 10 years. In the event of the director's disability prior to attainment of his benefit eligibility date, the director may request that the Board permit him to receive an immediate disability benefit equal to the annuitized value of the director's deferral account and payable monthly over a 10-year period. In the event of a director's death prior to attainment of his benefit eligibility date, the director's beneficiary is entitled to a monthly survivor benefit payable for a 10-year period. The Deferred Compensation Plan also provides a $10,000 death benefit payable to the director's beneficiary. All nonemployee directors of the Company except for John
L. Soldoveri and David Waldman are participating in the Deferred Compensation Plan.

     At the Annual Meeting on April 16, 2001, two new Stock Option Plans were approved, the 2001 Employee Stock Option Plan and the 2001 Stock Option Plan For Nonemployee Directors. Under the 2001 Stock Option Plan for Nonemployee
Directors 16,000 stock options were granted to nonemployee directors during 2001.

     The following table summarizes cash compensation earned during 2001 by the Company's directors other than John L Soldoveri, George E. Irwin and C. Mark Campbell. (Information regarding those three executive directors is presented in the tables below regarding executive compensation--see "Executive Compensation and Other Benefits" and "Aggregated Option Exercises and Year-End Option Values".) Meeting fees primarily include fees paid for attending meetings of the Company, its bank subsidiaries and their committees. The table also presents information about options held at the end of 2001. None of the indicated directors exercised any stock options during fiscal 2001.

                      DIRECTOR COMPENSATION FOR FISCAL 2001

                                                              Number of Shares           Dollar Value of Unexercised
                                                              ----------------
                                          Cash             Underlying Unexercised          in-the-Money Options at
                                          ----             ----------------------
                                      Compensation       Options at Fiscal Year End          Fiscal Year End(1)
                                      --
                                        Meeting               Exercisable (E)/                Exercisable (E)/
                 Name               Fees & Other ($)          Unexercisable (U)               Unexercisable (U)
                                                                    5,113 (E)                      $27,572 (E)
          M. A. Bramante                 $20,400                    5,056 (U)                       22,838 (U)
                                                                   84,450 (E)                     $478,206 (E)
          Anthony M. Bruno, Jr.          $60,200(2)                57,723 (U)                      321,987 (U)
                                                                    4,441 (E)                      $23,755 (E)
          William T. Ferguson            $16,000                    5,056 (U)                       22,838 (U)
                                                                    4,441 (E)                      $23,755 (E)
          Joseph A. Lobosco              $24,000                    5,056 (U)                       22,838(U)
          Robert C. Soldoveri             $4,000                       -0-                              -0-
                                                                    5,448 (E)                      $29,475 (E)
          Alfred R. Urbano               $20,000                    5,056 (U)                       22,838 (U)
                                                                    5,448 (E)                      $29,475 (E)
          Charles J. Volpe               $27,500                    5,056 (U)                       22,838 (U)
                                                                      420 (E)                         $916 (E)
          David Waldman                   $7,000                    1,680 (U)                        3,662 (U)

      (1)All unexercised options were "in-the-money" at the end of 2001. The year-end values have been calculated as the difference between (a) $11.70, the value of shares subject to such options using the mean between the closing bid and asked prices per share of the Common Stock on December 31, 2001, as quoted by the NASDAQ National Market, and (b) the aggregate price payable on exercise of options.

      (2 Includes $21,000 annual stipends.

Certain Relationships and Related Transactions

     The building in which the Company's offices and Greater Community Bank's (formerly Great Falls Bank) main branch are situated is owned by Anjo Realty, LLC, a limited liability company in which John L. Soldoveri, the Company's Chairman of the Board, has a 51% interest and Anthony M. Bruno, Jr. the Company's Vice Chairman, has a 14% interest. The rent paid in 2001 was $241,476.

     The Company provides a liability insurance policy for the officers and directors of the Company and its bank subsidiaries. Coverage is provided by a policy issued by a major insurance company in the aggregate amount of $10,000,000, with a standard deductible amount per claim. The policy also insures the Company against amounts paid by it to indemnify directors and officers. The 2001 premium for the policy was $30,292.

     Directors and officers of the Company and their associates were customers of and had transactions with the subsidiary banks during 2001 and it is expected that they will continue to have such transactions in the future. All deposit accounts, loans and commitments comprising such transactions were made in the respective banks' ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and in the opinion of management, did not involve more than normal risks of collectibility or present other unfavorable features. At December 31, 2001, the total amount of loans outstanding from the Company's bank subsidiaries to the executive officers and directors of the Company and their affiliates was $12,742,554 which represented 27.63% of the Company's consolidated stockholders' equity on that date. At that date, the bank subsidiaries in the aggregate also had commitments to extend credit under revolving lines of credit, totaling $647,461 at various rates, to the Company's directors, executive officers and their affiliates.

                   SHARE OWNERSHIP OF MANAGEMENT AND DIRECTORS

     The following table sets forth information concerning beneficial ownership of Common Stock on December 31, 2001 by each director and executive officer of the Company and by all such persons as a group. All such persons have an address c/o the Company at P.O. Box 269, 55 Union Boulevard, Totowa, New Jersey 07511-0269. All shares of a named person are deemed to be subject to that person's sole voting power and sole investment power unless otherwise indicated.

         Name of                    Amount and Nature of
    Beneficial Owner                Beneficial Ownership*     Percent of Class*
----------------------------        ---------------------     -----------------
    M.A. Bramante                       177,824 (a)                       2.54%
    Anthony M. Bruno, Jr.               160,384 (b)                       2.29%
    C. Mark Campbell                    187,006 (c)                       2.67%
    William T. Ferguson                  66,292 (d)                       0.95%
    George E. Irwin                     238,569 (e)                       3.40%
    Joseph A. Lobosco                    79,379 (f)                       1.13%
    John L. Soldoveri                   605,201 (g)                       8.64%
    Robert C. Soldoveri                   4,467                           0.06%
    Alfred R. Urbano                    214,262 (h)                       3.06%
    Charles J. Volpe                     94,009 (i)                       1.34%
    David Waldman                        32,854 (j)                       0.47%
    Erwin D. Knauer                      46,940 (k)                       0.67%
    Naqi A. Naqvi                        14,046 (l)                       0.20%
    All directors and executive
     officers as a group (13 in
     number including individuals
     named above).                    1,921,233 (a)-(m)                  27.41%


         (*) Based on 6,708,402 shares issued and outstanding on December 31, 2001. Beneficially owned shares also includes shares (i) owned by a spouse, minor children or by relatives sharing the same home, (ii) owned by entities owned or controlled by the named person and (iii) with respect to which the named person has the right to acquire such shares within 60 days by the exercise of any right or option. In accordance with SEC beneficial ownership computation rules, the percentage of common stock beneficially owned by a person or group assumes the exercise of options held by such person or group but the nonexercise of options held by all other persons.

(a) Includes 134,227 shares held by Dr. Bramante's IRA, 29,860 shares held by his wife and 6,455 shares subject to stock options.

(b) Includes 106,858 shares subject to stock options, 12,630 shares held in Mr. Bruno's IRA and 39,739 shares held by his wife.

(c) Includes 87,926 shares held subject to stock options, 35,852 shares held in the Company's 401(k) Plan, 5,455 shares held in Mr. Campbell's IRA, 5,444 shares held jointly with a family member and 5,094 shares held by wife.

(d) Includes 578 shares held by Mr. Ferguson's wife, 5,783 shares subject to stock options and 5,849 shares owned by a corporation of which Mr. Ferguson is a stockholder. Mr. Ferguson disclaims beneficial ownership of one-half of the shares held by the corporation, or 2,924 shares.

(e) Includes 20,703 shares subject to stock options, 18,043 shares held in the Company's 401(k) Plan and 3,630 shares owned by a corporation.

(f) Includes 24,624 shares owned by Mr. Lobosco's wife and 5,786 shares subject to stock options.

(g) Includes 102,385 shares owned by Mr. Soldoveri's wife, 17,010 shares in an IRA and 3,437 shares subject to stock options.

(h)    Includes 6,790 shares subject to stock options.

(i) Includes 6,790 shares held in Mr. Volpe's IRA, 5,718 shares held jointly with his wife, 1,739 held by his wife, 7,210 shares subject to stock options and 5,787 shares held by a partnership. Mr. Volpe disclaims beneficial ownership of one-half or 2,893 shares held by such partnership.

(j) Includes 11,099 shares held by Mr. Waldman's wife and 420 shares subject to stock options.

(k) Consists of 45,228 shares subject to stock options, 1,251 shares held jointly with his wife and 461 shares held in Mr. Knauer's 401(k) Plan.

(l) Includes 3,505 shares subject to stock options and 3,139 shares held in Mr. Naqvi's 401(k) Plan.

(m) The total for all directors and executive officers includes 299,681 shares subject to stock options.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers to file reports of holdings and transactions in Common Stock with the SEC. Based on Company records and other information, the Company believes the directors and executive officer indicated in the following table failed to file on a timely basis one or more reports which they were required to file with respect to transactions in Common Stock during fiscal 2001 (or earlier to the extent not included in the 2001 Proxy Statement). The Company is not aware of any failure to file a required report.

      Name of Reporting Person     No. of Late Reports      No. of Transactions
    ---------------------------- -----------------------    -------------------
      M.A. Bramante                      1                        1
      Anthony M. Bruno, Jr.              1                        1
      William T. Ferguson                1                        1
      Joseph A. Lobosco                  1                        1
      Robert C. Soldoveri                1                        1
      John L. Soldoveri                  1                        1
      Alfred R. Urbano                   1                        1
      Charles J. Volpe                   4                        10
      David Waldman                      1                        1
      Naqi A. Naqvi                      1                        1


     The late reports for each of the eight nonemployee directors named above arose from an inadvertent failure to report the granting of stock options during April, 2001 under the 2001 Stock Option Plan for Nonemployee Directors. That Plan and the grant of such options pursuant thereto were submitted to and approved by the stockholders at the 2001 Annual Meeting of Stockholders.


Relationship with Independent Public Accountants

     The Company has selected Grant Thornton LLP as its principal accountant for fiscal 2001-2002. Grant Thornton LLP has acted as the Company's principal accountant since 1996. It is expected that a representative of Grant Thornton LLP will be present at the Annual Meeting and that the representative will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

Stockholder Proposals

     Stockholders of publicly held companies make proposals from time to time for consideration by stockholders, although no such proposals have been made in the past for presentation to the Company's stockholders. Some proposals may be withdrawn by the proponent or are otherwise excludable. Any stockholder who intends to present a proposal at the annual meeting in the year 2003 and who wishes to have the proposal included in the Company's proxy statement for that meeting, must deliver the proposal to the Corporate Secretary at the above address not later than November 15, 2002. All proposals must meet the requirements set forth in the rules and regulations of the SEC in order to be eligible for inclusion in the proxy statement for that meeting.


-------------------------------------------------------------------------------

                         ITEM 1 - ELECTION OF DIRECTORS

-------------------------------------------------------------------------------

     The Board of Directors is divided into three classes whose terms expire at successive annual meetings. The number of directors in each class is to consist, as nearly as may be, of one-third of the number of directors constituting the whole Board. For the coming year the Board of Directors has fixed the total number of directors at ten. Four persons are to be elected at the Meeting for three-year terms, to succeed four of the present directors whose terms expire at the Meeting. The terms of the remaining six directors will continue beyond the Meeting. The Board has proposed the following nominees, all of whom are members of the present Board, for election as directors at the Meeting:

          Nominees for Election as Directors with three-year terms expiring in 2005:

                                C. Mark Campbell
                                Joseph A. Lobosco
                               Robert C. Soldoveri
                                Charles J. Volpe

    The Board of Directors recommends a vote FOR the election of the above-named nominees for election as directors.

     Other nominations may be made pursuant to the Company's Bylaws, which require, among other things, advance written notice to the Chairman of the Board of the Company. Any such nomination shall be delivered or mailed not less than 14 days prior to the Meeting, that is, on or before April 2, 2002. However, if less than 21 days' notice of the Meeting is given to stockholders, then such nomination shall be mailed or delivered to the Chairman not later than the close of business on the seventh day following the day on which the Notice for the Meeting was mailed.

     The Company's Bylaws permit the Board of Directors to increase the number of directors by not more than two members and to fill the vacancies created by such increase, between Annual Meetings of Stockholders. In the event of any such increase in the number of directors by the Board, the terms of the directors filling such vacancies shall be fixed by the Board in such manner as to result in each class consisting, as nearly as may be, of one-third of the number of directors then constituting the whole Board as so increased. A director elected by the Board to fill a vacancy created in such manner will serve only until the next Annual Meeting of Stockholders, at which time the stockholders will elect such director's successor for the succeeding term, or if applicable, for the remaining portion of the full term previously fixed by the Board. During August, 2001, the Board exercised this authority by increasing the number of directors temporarily to eleven and by appointing Robert C. Soldoveri as a director to serve until the 2002 Annual Meeting. The Board of Directors has no plans at the present time to make any such increase and fill vacancies prior to the Meeting.

     The persons named as proxies in the Proxy Card solicited by the Board will vote for the election of the four nominees named in this Proxy Statement. If any nominee is unable to serve, the Shares represented by all properly executed proxies which have not been revoked will be voted for the election of such substitute as the Board may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time the Board knows of no reason why any nominee might be unable to serve.

     The following pages describe the principal occupation, age as of the Record Date and certain other information regarding each nominee for election as a director at the Meeting and other directors whose terms of office will continue after the Meeting.

Nominees for Terms Expiring in 2005

     C. Mark Campbell, Director and Executive Vice President of the Company since 1995; Director, President and Chief Executive Officer of Bergen Commercial Bank since 1987. Member of Management Coordinating Committee. Mr. Campbell is Mr. Bruno's brother-in-law. Age: 51.

     Joseph A. Lobosco, Director of both the Company and Greater Community Bank (formerly Great Falls Bank) since 1990. Member of Insurance Committee. Retired in 1994 as Senior Partner of

     Lobosco Insurance Group, LLC (insurance agency) of which he had been a partner since 1961. Age: 67.

     Robert C. Soldoveri, Director of both the Company and Greater Community Bank (formerly Great Falls Bank) since September 2001. Mr. Soldoveri is President of Northeast Equipment Transportation Inc., a Managing Member of Solan Management, LLC, owner of Whispering Pines Enterprises, LLC and a partner of 754 Totowa Road Associates LLC. Robert C. Soldoveri is the son of John L. Soldoveri, who is retiring as Chairman and director of the Company, and a first cousin to Anthony M. Bruno, Jr. Age: 48.

     Charles J. Volpe, Director of the Company since 1995, Director of Bergen Commercial Bank since 1987, Member of Audit Committee and Stock Option Committee. Chief Executive Officer, J.P. Patti Company (roofing). Age: 64.

Directors Whose Terms Will Expire in 2003

     M. A. Bramante, a founding director of both the Company and Greater Community Bank (formerly Great Falls Bank) since 1985. Chairman of Audit Committee; Member of Executive Committee and Stock Option Committee. Retired orthodontist--formerly President of M.A. Bramante, DDS, P.A., 1960-1996. Age:
69.

     William T. Ferguson, a founding director of both the Company and Greater Community Bank (formerly Great Falls Bank) since 1985. Member of Stock Option Committee. Vice President, Ted Car, Inc. (auto wholesaler) since 1977. Age: 59.

     David Waldman, a director of both the Company and Rock Community Bank since 1999. Lawyer, Waldman, Renda & Mc Kinney. Age: 62.

Directors Whose Terms Will Expire in 2004

     Anthony M. Bruno, Jr., Director and Vice Chairman of the Board of Directors of the Company since 1995; Director and Chairman of the Board of Bergen
Commercial Bank since 1987; a founding director of the Company and Greater Community Bank (formerly Great Falls Bank) in 1985, positions from which he resigned in 1987 when Bergen Commercial Bank was formed. He became a director again in 1998. Member of Executive Committee, Management Coordinating Committee and Insurance Committee. Member-Bruno, DiBello & Co. L.L.C./CPA. Minority partner in Anjo Realty, LLC (real estate investments). Mr. Bruno is a nephew of John L. Soldoveri, first cousin of Robert C. Soldoveri and C. Mark Campbell's brother-in-law. Age: 47.

     George E. Irwin, Director of both the Company and Greater Community Bank (formerly Great Falls Bank) since 1987; President and Chief Executive Officer of the Company since 1999; President and Chief Operating Officer of the Company 1995-1999; Vice President of the Company, 1987-1995; President and Chief Executive Officer of Greater Community Bank (formerly Great Falls Bank) since 1987; Executive Vice President, Treasurer and Senior Loan Officer of the bank during 1986. Member of Executive Committee and Management Coordinating Committee. Age: 58.

     Alfred R. Urbano, Director of the Company and Greater Community Bank (formerly Great Falls Bank) from 1986 through mid-1997 and 1998-present. Member of the Executive Committee and Audit Committee. President, Rubicon Realty Corp. (real estate investments) since 1980. Age: 55.

Executive Officers

     The following table provides certain information about the Company's current executive officers.

                Name                                Office                        Age as of            Year First Elected
                                                                                 Record Date           To Current Office
    ------------------------------ ------------------------------------------ ------------------- -----------------------------
        John L. Soldoveri            Chairman                                        77                      1985
        Anthony M. Bruno, Jr.        Vice Chairman                                   47                      1995
        George E. Irwin              President and Chief Executive Officer           58                      1999
        C. Mark Campbell             Executive Vice President                        51                      1999
        Erwin D. Knauer              Executive Vice President                        56                      1999
        Naqi A. Naqvi                Treasurer                                       45                      1987

     Certain additional information is set forth above regarding the business backgrounds of John L. Soldoveri, Anthony M. Bruno, Jr., C. Mark Campbell and George E. Irwin, all of who are directors of the Company.


     Before joining the Company as Executive Vice President in mid-1999, Mr. Knauer was President of The Ramapo Bank of Wayne, New Jersey as well as being a director and Senior Vice President of its parent, Ramapo Financial Corporation.

     Mr. Naqvi has served as Treasurer and Chief Financial Officer of the Company and Greater Community Bank (formerly Great Falls Bank) for more than twelve years.


-------------------------------------------------------------------------------

                    Executive Compensation and Other Benefits

-------------------------------------------------------------------------------

Summary Compensation Table

    The following table summarizes compensation during the years ended December 31, 2001, 2000 and 1999 earned by or awarded to the Company's Chief Executive Officer and its other executive officers whose total annual salary and bonus in 2001 exceeded $100,000.

                                                              Annual Compensation                         Long Term
                                                                                                          Compensation
                                                              -------------------                         ------------
              Name and Principal                                                    Other Annual        Stock Options
               Position in 2001              Year      Salary($)     Bonus ($)    Compensation ($)     Awarded (#) (1)
    -------------------------------------   ------    ----------     ---------    ----------------     ---------------'
                                            2001         -0-           -0-            38,200(2)             2,100
    JOHN L. SOLDOVERI                       2000         -0-           -0-            42,655 (2)              -0-
    Chairman of the Company                 1999         -0-           -0-            35,600(2)               -0-

    GEORGE E. IRWIN
    President and CEO of the Company and    2001      220,500          -0-           388,999(3)               -0-
    Greater Community Bank                  2000      210,000          -0-            96,206 (3)              -0-
    (formerly Great Falls Bank)             1999      195,000          -0-           137,307(3)               -0-

    C. MARK CAMPBELL
    Executive Vice President of the         2001      178,275          -0-            64,689(4)               -0-
    Company and President and CEO of        2000      169,785          -0-            59,679(4)               -0-
    Bergen Commercial Bank                  1999      161,700          -0-            57,430(4)               -0-

    ERWIN D. KNAUER
    Executive Vice President of the         2001      178,275                         33,757(5)            52,500
    Company and President and CEO of        2000      169,785          -0-            20,209 (5)           55,125
    Greater Community Services, Inc.        1999       80,850          -0-             -0-                    -0-

      (1)The numbers of shares underlying stock options awarded have been adjusted to reflect subsequently paid stock dividends.

      (2)Primarily represents fees paid for attendance at meetings of the Board of Directors of Greater Community Bank (formerly Great Falls Bank) and
         its committees.   Also includes stipends aggregating $16,000 for each
         year and compensation of $4,655 realized upon exercise of stock options during 2000.

      (3)Includes employer contributions to 401(k) Plan ($26,342 for 2001, $25,935 for 2000 and $24,982 for 1999). Also includes auto allowances aggregating $10,800 for each year; accrual under Supplemental Executive Retirement Plan in the amount of $63,074 for 2001, $54,451 for 2000 and $47,572 for 1999; and compensation realized on exercise of stock options of $289,783 for 2001, $5,020 in 2000 and $53,953 in 1999.

      (4)Includes auto allowances of $10,800 for each year; accrual under Supplemental Executive Retirement Plan in the amount of $27,532 for 2001, $24,150 for 2000 and $21,100 for 1999; and employer contributions to 401(k) Plan of $26,357 for 2001, $24,729 for 2000 and $25,530 for
         1999.

      (5)Includes auto allowances of $10,800 for 2001 and 2000 and $5,400 for 1999 and employer contributions to 401(k) Plan of $22,957 for 2001 and $9,409 for 2000.

EXECUTIVE COMMITTEE OF BOARD OF DIRECTORS
REPORT ON EXECUTIVE COMPENSATION

     The Executive Committee of the Company's Board of Directors acts as its Compensation Committee. All of the Executive Officers of the Company are also executive officers of one or more subsidiaries of the Company. These executive officers devote a substantial portion of their time to and receive their salary and bonuses, where applicable, from such subsidiaries. The banking subsidiaries each have Personnel and/or Compensation Committees that make recommendations to their respective Boards of Directors. The compensation of the President and CEO of each banking subsidiary and Greater Community Services, Inc. are subject to review and approval by the Board of Directors of the Company.

     All members of the Executive Committee are independent directors with the exception of Mr. Irwin, who does not vote on issues relating to his compensation or that of the Presidents of the other banking subsidiaries.

     The Company's policy with respect to executive compensation is one which seeks to compensate its executives fairly and adequately for their responsibilities, taking into account (i) the performance and profitability of the operating unit for which the executive is responsible (except in the case of the Company's Chief Executive Officer, who in addition to the performance and profitability of the banking subsidiary for which he is responsible, is responsible for the profitability of the Company as a whole), (ii) the profitability of the Company as a whole and (iii) prevailing levels of compensation for executives of other institutions in New Jersey with comparable responsibilities and experience. Confidential surveys of trade organizations are utilized to assess the competitive market place generally and peer groups specifically. It is the Company's goal to remain competitive in an expanding financial services market and to enhance shareholder value by retaining experienced, productive executives. Budgetary targets approved by the Company's Board, as well as the Board of each operating subsidiary, are also utilized.

     In fixing executive compensation, the Committee takes into consideration the total compensation and benefit packages of the executives including insurance programs, the Company's matching contribution to its 401(k) Plan, the Supplemental Executive Retirement Plans (SERPs) adopted in 1999 for the CEOs of Greater Community Bank (formerly Great Falls Bank) and Bergen Commercial Bank and options granted by the Company's Stock Option Committee under the Company's Stock Option Plans for employees. The value and number of such options are considered by the Committee as part of its long-term compensation strategy aimed at more directly relating overall executive compensation to increased shareholder values.

     This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference and shall not otherwise be deemed filed under such Acts.

                             Greater Community Bancorp
             --------------------------------------------------------
                                  Executive Committee
                                  John L. Soldoveri, Chairman
                                  Anthony M. Bruno, Jr.
                                  George E. Irwin
                                  M.A. Bramante
                                  Alfred R. Urbano
                                  Charles J. Volpe

Performance Graph

     The line graph below compares the annual percentage change in the cumulative return to the holders of the Company's common stock with the cumulative return of the Nasdaq Financial Institutions and the Nasdaq Bank Stock Indices for the five-year period ending on December 31, 2001. The graph assumes a $100 investment on December 31, 1996 and reinvestment of all dividends in the Company's common stock or index, as applicable. The information contained in the performance graph shall not be deemed "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates it by reference into such filing. The stock price performance on the following graph is not necessarily indicative of future stock performance.

                        [GRAPHICS OMITTED]

-------------------------------------------------------------------------------------------------------
                                 12/31/96     12/31/97    12/31/98    12/31/99    12/31/00     12/31/01
-------------------------------------------------------------------------------------------------------
Greater Community Bancorp          158          203         251         214         220          311

Nasdaq Bank Stock                  132          221         220         211         241          261

Nasdaq Financal Institutions       128          196         191         189         207          225


Aggregated Option Exercises and Year-end Option Values

     Options were granted to Erwin D. Knauer during 2001. Only George E. Irwin exercised options during 2001.

     The following table sets forth information with respect to Mr. Irwin's exercise of stock options during 2001 and unexercised options held by the named executive officers on December 31, 2001.

                                                                Number of Shares
                                                             Underlying Unexercised       Dollar Value of Unexercised
                                                                   Options at                     In-the-Money
                                                                 Fiscal Year End         Options at Fiscal Year End (1)
                             # of Shares
                             Acquired on        Value           Exercisable (E)/                Exercisable (E)/
             Name              Exercise      Realized ($)       Unexercisable (U)              Unexercisable (U)
     -----------------       -----------     ------------       -----------------             ------------------
                                                                     2,095 (E)                    $10,430 (E)
     John L. Soldoveri           -0-             -0-                 5,056 (U)                     22,838 (U)
                                                                     1,846 (E)                     $5,058 (E)
     George E. Irwin            67,235         $289,783             47,608 (U)                    262,243 (U)
                                                                    69,073 (E)                   $386,890 (E)
     C. Mark Campbell            -0-             -0-                47,616 (U)                    262,288 (U)
                                                                    23,152 (E)                    $68,993 (E)
     Erwin D. Knauer             -0-             -0-                87,229 (U)                    292,492 (U)

     (1) All unexercised options held by the named individuals were "in-the-money" at the end of 2001. The year-end values of such options have been calculated as the difference between (a) $11.70, the value of shares subject to such options using the mean between the closing bid and asked prices per share of the Common Stock on December 31, 2001, as quoted by the NASDAQ National Market, and (b) the aggregate price payable on exercise of the options.


Supplemental Executive Retirement Plans

     The Company, Bergen Commercial Bank and Greater Community Bank (formerly Great Falls Bank) maintain Supplemental Executive Retirement Plans ("SERPs"). The SERPs are designed to provide Mr. Campbell and Mr. Irwin, as Presidents of the principal bank subsidiaries, a benefit equal to the difference between (i) 70% of their respective highest average three consecutive years of annual salary at retirement and (ii) the benefits in fact provided from the respective subsidiary bank's funding of tax-qualified retirement plans (such as the 401(k)
Plan). Under the SERPs, the amount of benefit to which each executive would be entitled has been actuarially determined to be $111,989 for Mr. Campbell and $98,913 for Mr. Irwin upon retirement at age 65. The benefit will be paid over 15 years. Each bank established a rabbi trust, which purchased life insurance policies on each executive's life in order to ensure that the bank can satisfy its obligation under the SERPs. Each bank makes annual contributions, in an amount equal to the expense accrual under the SERPs, into a secular trust for the benefit of each executive. In the event of the executive's termination of employment within 36 months of a change in control of the bank, the bank is required to make contributions to the secular trust from its general assets or from the assets held by the rabbi trust which, when added to the remaining assets in the secular trust, are sufficient to fund the supplemental retirement income benefit.

Certain Agreements


     In, 1998 the Company and Greater Community Bank (formerly Great Falls Bank) entered into an agreement to continue Mr. Irwin's employment as President and Chief Operating Officer of the Company and President and Chief Executive Officer of Greater Community Bank (formerly Great Falls Bank). The agreement provides for an initial term of two years at an annual base salary of not less than $170,000, plus an auto allowance of not less than $900 per month and certain other benefits.


     Effective at the same time, the Company and Bergen Commercial Bank entered into an agreement to continue Mr. Campbell's employment as Executive Vice President of the Company and President and Chief Executive Officer of Bergen Commercial Bank. Such agreement provides for an initial term of two years at an annual base salary of not less than $154,000, plus an auto allowance of not less than $900 per month and certain other benefits.

     The annual base salaries may be increased during the terms of the respective agreements. Both employment agreements provide for automatic annual renewals on the anniversary of the effective date for further two-year terms. In the event of a termination of employment without "just cause" (as defined in the agreements), either officer would be entitled to receive, as a severance benefit, continued payments of his then base salary for the remaining term of his agreement, including any extensions or renewals. The severance benefit is not payable, however, during a time that the officer competes with the Company or his bank employer in the manner and within the geographical area described in the agreement. Such noncompetition covenant also applies if the officers voluntarily terminate their employment. In the event of certain terminations of employment within 12 months after a "change of control" (as defined) of the Company or the officer's bank employer, such officers are generally entitled to receive twice their base annual compensation less amounts paid after the change of control.

     In 1999, the Company entered into an agreement with Erwin D. Knauer to employ Mr. Knauer as Executive Vice President of the Company and as President and CEO of the Company's nonbank subsidiary Greater Community Services, Inc. Mr. Knauer's employment agreement has no stated term and is "at will." In the event of a termination of Mr. Knauer's employment without his consent and without "just cause" (as defined) within 12 months after a "change of control" (as defined) of the Company, Mr. Knauer is generally entitled to be paid twice his base annual compensation less base compensation paid after the change of control. Mr. Knauer is also entitled to such benefits if he voluntarily terminates his employment within 12 months after a change of control, if he is required to move his personal residence, if his new duties and responsibilities are substantially inconsistent with those normally associated with his position and/or title at the time the change of control occurs, or if his responsibilities or authority are materially reduced.

                                            GREATER COMMUNITY BANCORP
                                            Jeannette Chardavoyne, Secretary

Totowa, New Jersey
March 15, 2002

                            GREATER COMMUNITY BANCORP
                 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
              for the Annual Meeting of Stockholders on April 16, 2002

     The undersigned hereby appoints Toby W. Giardiello, Naqi A. Naqvi and Todd Suler, and each of them, as the undersigned's true and lawful agents and proxies, with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of GREATER COMMUNITY BANCORP to be held at the Corporation's headquarters located at 55 Union Boulevard, Totowa, New Jersey, on Tuesday, April 16 2002 at 4:00 p.m., and at any adjournment thereof, on all matters coming before such meeting.










                   (Continued and to be signed on reverse side)





                                                                                        Please mark your votes as
                                                                                        indicated in this example     :
1.  Election of C. Mark Campbell, Joseph A. Lobosco, Robert C. Soldoveri
    & Charles J. Volpe                                                                  In their  discretion,  the  proxies  are
                                                                                        authorized   to  vote  upon  such  other
      [  ]  FOR all nominees (except as provided to the contrary below)                 business  as may  properly  come  before
                                                                                        the  meeting  or  any  postponements  or
      (Instruction:  to withhold authority for any individual nominee, write            adjournments thereof.
        that nominee's name here):
                                                                                        THIS  PROXY IS  SOLICITED  ON  BEHALF OF
                                                                                        THE  BOARD  OF  DIRECTORS  AND  WILL  BE
                                                                                        VOTED    IN    ACCORDANCE    WITH    THE
                                                                                        SPECIFICATIONS  APPEARING  ON THIS SIDE.
                                                                                        IF  A  CHOICE  IS  NOT  INDICATED   WITH
                                                                                        RESPECT  TO ITEM 1, THIS  PROXY  WILL BE
     [  ] WITHHOLD AUTHORITY to vote for all nominees                                   VOTED  "FOR"  SUCH  ITEM.   THE  PROXIES
                                                                                        WILL USE THEIR  DISCRETION  WITH RESPECT
                                                                                        TO ANY  OTHER  MATTER  PROPERLY  BROUGHT
                                                                                        BEFORE THE  MEETING OR ANY  POSTPONEMENT
                                                                                        OR  ADJOURNMENT  THEREOF.  THIS PROXY IS
                                                                                        REVOCABLE  AT  ANY  TIME  BEFORE  IT  IS
                                                                                        EXERCISED.

                                                                                        Receipt of the Company's  2001 Annual Report
                                                                                        and Notice of Meeting and Proxy Statement
                                                                                        dated March 15, 2002 is hereby acknowledged.


                                                                                        PLEASE SIGN, DATE AND MAIL TODAY


   SIGNATURE(s) of Shareholder(s)------------------------------------------

    Date -------------------------------------------,2002


 Joint owners must EACH sign. Please sign EXACTLY as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian, partner, or corporate officer please give FULL title.